Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

(PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Quarterly Report on Form 10-Q of EACO Corporation (the “Company”) on Form 10-Q for the quarter ended May 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Glen Ceiley, the Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2022	/S/ GLEN CEILEY
Glen Ceiley
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)